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                          [PACIFIC CAPITAL FUNDS LOGO]


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                   PROSPECTUS SUPPLEMENT DATED APRIL 1, 2004
                                       TO
                      PROSPECTUSES DATED DECEMBER 1, 2003
                        (ALL FUNDS EXCEPT MID-CAP FUND)

                                      AND
                      PROSPECTUSES DATED DECEMBER 30, 2003
                                 (MID-CAP FUND)

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ADDITIONAL SALES CHARGE WAIVERS -- CLASS A SHARES

Effective immediately, the following information related to those who qualify for waivers of sales charges on Class A shares is added to the information set forth on page 71 of the Class A/B prospectus (with respect to all Funds except Mid-Cap Fund) and page 19 of the Class A Mid-Cap Fund prospectus:

The following qualify for waivers of sales charges:

- investment advisers, financial planners, and (with prior approval of the Adviser) retirement plan administrators and wrap fee program sponsors who place trades for their own accounts or the accounts of their clients and who charge a management consulting or other fee for their services.

- clients of such investment advisers, financial planners, and (with prior approval of the Adviser) retirement plan administrators and wrap fee program sponsors who place trades for their own accounts if the accounts are linked to the master account of such investment advisers, financial planners, retirement plan administrators or wrap fee program sponsors on the books and records of the broker, agent, investment adviser or financial institution.
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ANTICIPATED CHANGE IN SUB-ADVISER -- INTERNATIONAL EQUITY FUND

At the recommendation of The Asset Management Group of Bank of Hawaii, as investment adviser of the International Equity Fund (the "Fund"), the Board of Trustees of the Trust, at a meeting held on March 30, 2004, selected Hansberger Global Investors, Inc. ("Hansberger") to replace Nicholas Applegate Capital Management ("NACM") as the sub-adviser of the Fund.

It is anticipated that NACM will continue as the sub-adviser of the Fund until June 1, 2004, the date when a meeting of shareholders of the Fund is currently scheduled be held in order to seek the approval of the sub-advisory agreement with Hansberger. If approved, Hansberger will provide investment sub-advisory services to the Fund pursuant to a sub-advisory agreement that is substantially similar to the current sub-advisory agreement with NACM, and Hansberger will receive a fee for such services that is less than the fee currently paid to NACM. It is anticipated that a proxy statement providing additional details about the proposed sub-advisory arrangements with Hansberger and other matters will be mailed to record date shareholders of the Fund in early May 2004.

Hansberger, a wholly-owned subsidiary of the Hansberger Group, Inc., has its principal offices at 515 East Las Olas Blvd., Fort Lauderdale, Florida, as well as offices in Hong Kong, Toronto, Moscow and Bombay. Hansberger was founded in 1994 and has 50 personnel located in such offices, including 21 investment professionals managing global equities. Hansberger conducts a worldwide portfolio management business that provides a broad range of portfolio management services to customers in the United States and abroad. Hansberger manages over $5 billion in global, international and emerging markets mandates.

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 INVESTORS SHOULD RETAIN THIS SUPPLEMENT (IN ADDITION TO ANY OTHER SUPPLEMENTS)
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE.

PCP0043S2